Exhibit 99.1

On June 13, 2025, Redwire Corporation (“Redwire”) consummated its acquisition of Edge Autonomy Intermediate Holdings, LLC, a Delaware limited liability company (“Edge Autonomy”), pursuant to the Agreement and Plan of Merger with Edge Autonomy Ultimate Holdings, LP, a Delaware limited partnership, and the other parties thereto (as amended, the “Edge Merger Agreement”), pursuant to which Redwire, via the mergers set forth in the Edge Merger Agreement (the “Mergers”, and together with a stock issuance as partial consideration therefor, the “Transactions”), acquired Edge Autonomy. Immediately following the Mergers, on June 13, 2025, Echelon Purchaser LLC, a Delaware limited liability company and the surviving entity in the Mergers, merged with and into Redwire Intermediate Edge Holdings, LLC, a Delaware limited liability company.

RISK FACTORS
Risks Related to Edge Autonomy

Edge Autonomy’s future growth depends on the demand for, and customers’ willingness to adopt uncrewed aircraft systems (“UAS”) technology.

Evolving global security requirements and increasing demand for efficient supply chain and logistics solutions may present opportunities for growth in the market for autonomous aerial systems and advanced UAS technology. However, potential failure to manage the risks described above may discourage current or potential customers from purchasing its UAS products. If the market for UAS products does not develop as Edge Autonomy expects or develops more slowly than Edge Autonomy expects, its business, prospects, financial condition and operating results may be adversely affected.

Following the Transactions, Redwire stockholders own interests in a company with different risks and liabilities.

Following consummation of the Transactions, Redwire stockholders own interests in a company operating an expanded business with a different mix of risks and liabilities. Edge Autonomy is a provider of UAS technology, and the market for UAS technology services is still an emerging market. Unsatisfactory performance of Edge Autonomy’s products resulting from the environments in which drones operate, including in combat or other areas where wars and hostilities may occur (for example, the war in Ukraine), or numerous other market and technological factors may cause the demand for the products and technologies offered by Edge Autonomy to decline or be subject to variation and may cause variations in the market price of our common stock following the Transactions. In particular, a significant portion of Edge Autonomy’s sales are to customers in Ukraine, which sales have been declining and may continue to decline in the event that the war and hostilities in Ukraine end, decline or change, or as a result of changes in international support for military assistance to Ukraine.

Edge Autonomy faces competition from other firms, many of which have substantially greater resources.

Edge Autonomy is a provider of UAS and autonomous technology solutions in a sector that has experienced significant growth driven by advancements in autonomous systems, artificial intelligence, machine learning, and sensor technologies.

Edge Autonomy faces competition from various entities, including established defense contractors, autonomous flight system specialists, security technology providers, and companies focused on sensor technology and artificial intelligence software development, many of which are larger than Edge Autonomy and have greater technical, manufacturing and financial resources. The product capabilities of consumer and commercially focused drone manufacturers continue to increase and their product prices remain low relative to existing defense solutions. This competition could affect Edge Autonomy’s market position, as rapid technological advancements in artificial intelligence and automation may require significant ongoing investment in research and development to maintain its competitive advantage. Edge Autonomy’s future growth prospects depend on its ability to successfully innovate, differentiate its offerings, and maintain or expand its market share in an increasingly competitive landscape. Failure to effectively compete in these areas could result in reduced sales, margin pressure, and loss of strategic opportunities.

Edge Autonomy’s UAS products are subject to certain safety standards and complex regulatory frameworks, and the failure to satisfy such mandated compliance requirements or safety standards or failure to design, manufacture and operate safe products could have a materially adverse effect on its business and operating results.

The UAS industry is subject to several complex regulatory frameworks including National Defense Authorization Act compliance requirements, Federal Aviation Regulations, Defense Federal Acquisition Regulations, International Traffic in Arms Regulations and Export Administration Regulations. Edge Autonomy strives to maintain compliance with all applicable U.S. and international export control laws, regulations, and security requirements.

In the United States, the Federal Aviation Administration oversees the safety of aircraft operations in the national airspace system and has the authority to grant airworthiness certificates and related exemptions to UAS. If Edge Autonomy fails to have its UAS satisfy applicable UAS standards in any jurisdiction where it operates, its business and operating results could be adversely affected. While Edge Autonomy is committed to producing safe products, there can be no assurance that its safety technology will be effective in preventing incidents related to product safety, such as accidents involving its UAS products. Failure to ensure the safe operation of its UAS products may affect its reputation and the sale of its UAS products, which may ultimately have a materially adverse effect on its business operation and financial results.

Geopolitical and macroeconomic events and conditions could adversely affect the Edge Autonomy business, financial condition and operating results.

Edge Autonomy’s international business is affected by changes in U.S. and non-U.S. national policies and priorities, and geopolitical relationships, any of which may be influenced by changes in the global threat environment, political leadership, geopolitical and economic uncertainties, war and terrorist events, the escalation or continuation of armed conflict, government budgets, inflationary pressures, sanctions imposed in countries where Edge Autonomy does business or seek to do business, and economic and political factors more generally.

Unsatisfactory performance of Edge Autonomy’s products resulting from the environments in which drones operate, including in combat or other areas where wars and hostilities may occur (for example, the war in Ukraine), may cause the demand for the products and technologies offered by Edge Autonomy to decline or be subject to variation. In particular, approximately 15% of Edge Autonomy’s sales for the twelve months ended March 31, 2025 were to customers in Ukraine, which sales have been declining and may continue to decline in the event that the war and hostilities in Ukraine end, decline or change, or as a result of changes in international support for military assistance to Ukraine.

Further, there is a possibility that political decisions made by the U.S. government, such as changes in prior military commitments, including in response to the armed conflict in Ukraine or the Middle East, or an impasse on policy issues, could impact future spending and program authorizations, which may not increase or may decrease or shift to programs in areas in which Edge Autonomy does not provide products or services or are less likely to be awarded contracts. Such changes in spending authorizations and budgetary priorities may occur as a result of shifts in spending priorities from defense-related and other programs due to, among other factors, competing demands for federal funds and the number and intensity of military conflicts, all of which may ultimately have a materially adverse effect on its business operation and financial results.

Edge Autonomy’s work for the U.S. government and international governments may expose us to increased security risks.

As a government contractor, given the enhanced sensitivity of the information Edge Autonomy has access to and the nature of its products and services, Edge Autonomy is at increased risk of being targeted for cyber and other security attacks, including threats to the physical security of its facilities and employees. In addition, Edge Autonomy works in international locations where there are high security risks, which could result in harm to its employees, contractors, and remote assets, and substantial protection or recovery costs. Some of its services are performed in or adjacent to high-risk locations where the country or location is experiencing political, social or economic issues, or war or civil unrest. In those locations where Edge Autonomy has employees or operations, it may incur substantial costs to maintain the safety of its personnel, its remote assets and its information. As such international locations and the risks associated with them change rapidly, such precautions may be insufficient to avoid such risks including possible possession of Edge Autonomy’s remote assets and related access to its intellectual property by unintended third parties and the possible loss of its personnel in these locations, which could harm our business and operating results.

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